UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2022

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

CURRENT REPORT ON FORM 8-K

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The annual meeting of shareholders (the “Meeting”) of New York Community Bancorp, Inc. (the “Company”) was held on Wednesday, June 1, 2022, virtually via webcast, pursuant to notice duly given.

(b)

At the close of business on April 5, 2022, the record date for the determination of shareholders entitled to vote at the Meeting, there were 467,024,144 shares of the Company’s common stock, each share being entitled to vote, constituting all of the outstanding voting securities of the Company.

(c)	At the Meeting, the holders of 388,777,491 shares of the Company’s common stock were represented in person or by proxy constituting a quorum.

(d)	The matters considered and voted on by the Company’s shareholders at the Meeting, and the vote itself, were as follows:

1.	The following individuals were elected as directors, each for a three-year term, by the following vote:

Name	Shares Voted For	Shares Voted Against	Abstentions
Marshall J. Lux	278,655,820	5,464,014	1,543,498
Ronald A. Rosenfeld	247,309,681	36,157,406	2,196,245
Lawrence J. Savarese	263,674,746	20,582,139	1,406,447

There were 103,114,159 broker non-votes on this proposal.

2.	The appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022 was ratified by the following vote:

Shares Voted For	Shares Votes Against	Abstentions
377,993,928	9,217,173	1,566,389

There were no broker non-votes on this proposal.

3.	The results of the vote to approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers were as follows:

Shares Voted For	Shares Voted Against	Abstentions
259,700,087	22,787,977	3,175,268

There were 103,114,159 broker non-votes on this proposal.

4.	The results of the vote to amend the Amended and Restated Certificate of Incorporation of the Company in order to provide for shareholder action by written consent were as follows:

Shares Voted For	Shares Voted Against	Abstentions
278,159,357	5,349,841	2,154,134

There were 103,114,159 broker non-votes on this proposal.

Proposal 4 required the affirmative vote of at least 80% of the Company’s shares outstanding as of the record date. Proposal 4 did not receive the requisite shareholder vote to be approved.

5.

The results of the vote to consider a shareholder proposal requesting Board action to eliminate the classified Board by approving amendments to the Amended and Restated Certificate of Incorporation of the Company were as follows:

Shares Voted For	Shares Voted Against	Abstentions
225,672,675	16,781,955	43,208,690

There were 103,114,171 broker non-votes on this proposal.

With regard to the results of Proposal 5, the Board of Directors of the Company will consider the outcome of the vote at a forthcoming meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2022	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President
Chief of Staff to the CEO